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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                           Current Report Pursuant to
                             Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): April 3, 2000



                             THE CHERRY CORPORATION
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)





                 0-8955                            36-2977756
        (Commission File Number)        (I.R.S. Employer Identification Number)



                3600 Sunset Avenue, Waukegan, Illinois    60087
               (Address of principal executive offices)     (Zip Code)



                                 (847) 662-9200
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------

    ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS

         The Cherry Corporation ("Cherry") sold its wholly owned subsidiary, The Cherry Semiconductor Corporation ("CSC") to Semiconductor Components Industries, L.L.C. ("SCI") a wholly owned subsidiary of SCG Holding Corporation ("SCG"), pursuant to a Stock Purchase Agreement dated March 8, 2000, as amended, among Cherry, SCI, and SCG. SCI purchased all of the outstanding shares of Common Stock of CSC for a cash purchase price of $250 million subject to certain adjustments. The sale closed on April 3, 2000.


     ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.

         (b)      Pro forma financial information:

                  The following unaudited pro forma condensed consolidated statements of income for the fiscal years ended the last day of February, 1999, 1998 and 1997 and the nine months ended November 30, 1999 and 1998 give effect to the disposition of CSC as if the sale and the resulting cash proceeds occurred at the beginning of each of these fiscal periods. The following unaudited pro forma condensed consolidated balance sheet as of November 30, 1999 gives effect to the disposition of CSC as if the sale and the cash proceeds occurred as of that date.

                  The unaudited pro forma financial information does not purport to be indicative of either a) the results of operations which would have actually been obtained if the disposition had occurred on the dates indicated, or b) the results of operations which will be reported in the future.

                  The unaudited pro forma income statements do not reflect the anticipated gain on the sale of CSC. Cherry treated CSC as a discontinued operation and, accordingly, the gain is not part of the pro forma requirements.

                  The unaudited pro forma financial information should be read in conjunction with the historical financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended February 28, 1999 and other information filed with the Securities and Exchange Commission.

         (c)      Exhibits:

                  (2) Stock Purchase Agreement dated March 8, 2000, as amended, by and among The Cherry Corporation, Semiconductor Components Industries, L.L.C and SCG Holding Corporation.

                  (99.1) Press Release dated March 9, 2000 announcing the execution of the Stock Purchase Agreement.

                  (99.2) Press Release dated April 3, 2000 announcing the closing of the sale of CSC.



                     THE CHERRY CORPORATION AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEEET
                                NOVEMBER 30, 1999
                             (Dollars in Thousands)
                                   (Unaudited)

                                                                         Pro-Forma Adjustments
                                                                    --------------------------------
                                                                     Discontinuance of
                                                                         Cherry
                                                 Cherry                Semiconductor      Other                  Pro-Forma
                                               Corporation            Corporation (1)   Adjustments              Consolidated
                                               -----------            ---------------   -----------              ------------
ASSETS:
Cash and equivalents                               $ 6,957             $ 2,120           $ 168,500   (4)          $ 177,577
Receivables, net of allowances                      66,786             (16,423)                  -                   50,363
Inventories                                         56,195             (19,322)                  -                   36,873
Income taxes, net                                    3,001                   -                   -                    3,001
Prepaid expenses and other current assets            9,795              (3,160)                                       6,635
Net assets of discontinued operation                    --              77,674             (77,674)  (2)                 -
                                                ----------           ----------          ---------               ----------
Total Current Assets                               142,734              40,889              90,826                  274,449

Land, buildings and equipment, net                 170,448             (57,632)                 --                  112,816

Investment in affiliates and other assets, net      15,677                (992)                 --                   14,685
                                                ----------           ----------          ---------               ----------

TOTAL ASSETS                                     $ 328,859           $ (17,735)          $  90,826                $ 401,950
                                                ==========           ==========          =========               ==========

LIABILITIES AND STOCKHOLDERS' EQUITY:
Short-term debt, unsecured                        $ 13,499           $      --            $ (9,500)  (4)            $ 3,999
Accounts payable                                    21,853              (7,107)                 --                   14,746
Payroll related accruals                            14,702              (2,421)                 --                   12,281
Other accruals                                      15,172              (3,117)                 --                   12,055
Income taxes, net                                       --               2,737              69,000   (3)             71,737
Current maturities of long-term debt                 1,920                  --                  --                    1,920
                                                ----------           ----------          ---------               ----------
Total Current Liabilities                           67,146              (9,908)             59,500                  116,738

Long-term debt                                      64,246                  --             (59,000)  (4)              5,246

Deferred income taxes, net                          20,692              (7,827)                 --                   12,865
Deferred credits                                     3,673                  --                  --                    3,673

Stockholders' Equity:
Common stock                                        12,537                  --                  --                   12,537
Additional paid-in capital                          43,135                  --                  --                   43,135
Retained earnings                                  156,030                  --              90,326   (3)            246,356
Accumulated other comprehensive income                  --                  --                  --                      --
                                                ----------           ----------          ---------               ----------
                                                   211,702                  --              90,326                  302,028
Less:  cost of common stock in treasury            (38,600)                 --                  --                  (38,600)
                                                ----------           ----------          ---------               ----------
Total Stockholders' Equity                         173,102                  --              90,326                  263,428

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY      $  328,859            $ (17,735)          $ 90,826                $ 401,950
                                                ==========           ==========          =========               ==========



                     THE CHERRY CORPORATION AND SUBSIDIARIES
             PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
                       Nine Months Ended November 30, 1999
                    (Dollars in Thousands except Share Data)
                                   (Unaudited)



                                                 Cherry                     Pro-Forma                          Pro-Forma
                                               Corporation                  Adjustments (1)                  Consolidated
                                               -----------                  ---------------                  ------------

Net sales                                          $ 369,217                    $ (92,414)                        $ 276,803

Cost of products sold                                266,697                      (60,413)                          206,284
                                                   ---------                    ---------                         ---------

Gross profit                                         102,520                      (32,001)                           70,519

Engineering, distribution and
  administrative expenses                             85,800                      (25,710)                           60,090
                                                   ---------                    ---------                         ---------

Earnings from operations                              16,720                       (6,291)                           10,429

Other income (expense), net                            1,087                           --                             1,087
                                                   ---------                    ---------                         ---------

Earnings before interest and taxes                    17,807                       (6,291)                           11,516

Interest expense, net                                  3,675                       (3,410)   (2)                        265
                                                   ---------                    ---------                         ---------

Earnings before income taxes                          14,132                       (2,881)                           11,251

Income tax provision                                   4,714                         (740)                            3,974
                                                   ---------                    ---------                         ---------

Net earnings                                        $  9,418                     $ (2,141)                         $  7,277
                                                    ========                     =========                         ========

Earnings per share
Basic                                               $   0.93                                                       $   0.72
                                                    ========                                                       ========
Diluted                                             $   0.92                                                       $   0.71
                                                    ========                                                       ========

Average shares outstanding
Basic                                             10,144,954                                                     10,144,954
                                                 ===========                                                    ===========
Diluted                                           10,206,718                                                     10,206,718
                                                 ===========                                                    ===========




                     THE CHERRY CORPORATION AND SUBSIDIARIES
             PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
                       Nine Months Ended November 30, 1998
                    (Dollars in Thousands except Share Data)
                                   (Unaudited)



                                                 Cherry                     Pro-Forma                         Pro-Forma
                                               Corporation                  Adjustments (1)                 Consolidated
                                               -----------                  ---------------                 ------------

Net sales                                          $ 361,516                    $ (87,376)                       $ 274,140

Cost of products sold                                253,296                      (57,024)                         196,272
                                                   ---------                    ---------                        ---------

Gross profit                                         108,220                      (30,352)                          77,868

Engineering, distribution and
  administrative expenses                             81,158                      (22,648)                         58,510
                                                   ---------                    ---------                        ---------

Earnings from operations                              27,062                       (7,704)                          19,358

Other income (expense), net                               14                           --                               14
                                                   ---------                    ---------                        ---------

Earnings before interest and taxes                    27,076                       (7,704)                          19,372

Interest expense, net                                  2,013                       (1,674)  (2)                        339
                                                   ---------                    ---------                        ---------

Earnings before income taxes                          25,063                       (6,030)                          19,033

Income tax provision                                   9,023                       (1,985)                           7,038
                                                   ---------                    ---------                        ---------

Net earnings                                     $    16,040                     $ (4,045)                       $  11,995
                                                 ===========                     =========                       =========

Earnings per share
Basic                                            $      1.28                                                     $    0.96
                                                 ===========                                                     =========
Diluted                                          $      1.27                                                     $    0.95
                                                 ===========                                                     =========

Average shares outstanding
Basic                                             12,494,223                                                    12,494,223
                                                 ===========                                                   ===========
Diluted                                           12,589,733                                                    12,589,733
                                                 ===========                                                   ===========




                     THE CHERRY CORPORATION AND SUBSIDIARIES
             PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
                       Fiscal Year Ended February 28, 1999
                    (Dollars in Thousands except Share Data)
                                   (Unaudited)



                                                 Cherry                     Pro-Forma                         Pro-Forma
                                               Corporation                  Adjustments (1)                 Consolidated
                                               -----------                  ---------------                 ------------

Net sales                                          $ 474,971                   $ (115,090)                       $ 359,881

Cost of products sold                                337,226                      (75,270)                         261,956
                                                   ---------                   ----------                        ---------

Gross profit                                         137,745                      (39,820)                          97,925

Engineering, distribution and
  administrative expenses                            107,383                      (30,309)                          77,074
                                                   ---------                   ----------                        ---------

Earnings from operations                              30,362                       (9,511)                          20,851

Other income (expense), net                              982                            -                              982
                                                   ---------                   ----------                        ---------

Earnings before interest and taxes                    31,344                       (9,511)                          21,833

Interest expense, net                                  2,992                       (2,593)  (2)                        399
                                                   ---------                   ----------                        ---------

Earnings before income taxes                          28,352                       (6,918)                          21,434

Income tax provision                                   9,500                       (2,254)                           7,246
                                                   ---------                   ----------                        ---------

Net earnings                                       $ 18,852                      $ (4,664)                       $  14,188
                                                   =========                     =========                       =========

Earnings per share
Basic                                              $    1.56                                                        $ 1.17
                                                   =========                                                       =======
Diluted                                            $    1.55                                                        $ 1.16
                                                   =========                                                       =======

Average shares outstanding
Basic                                             12,105,269                                                    12,105,269
                                                 ===========                                                   ===========
Diluted                                           12,196,670                                                    12,196,670
                                                 ===========                                                   ===========




                     THE CHERRY CORPORATION AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
                       Fiscal Year Ended February 28, 1998
                    (Dollars in Thousands except Share Data)
                                   (Unaudited)



                                                 Cherry                     Pro-Forma                    Pro-Forma
                                               Corporation                  Adjustments (1)             Consolidated
                                               -----------                  ---------------             ------------

Net sales                                          $ 452,055                   $ (111,217)                  $ 340,838

Cost of products sold                                324,782                      (72,691)                    252,091
                                                   ---------                   ----------                   ---------

Gross profit                                         127,273                      (38,526)                     88,747

Engineering, distribution and
  administrative expenses                             98,166                      (26,659)                     71,507
                                                   ---------                   ----------                   ---------

Earnings from operations                              29,107                      (11,867)                     17,240

Other income (expense), net                            1,195                           --                       1,195
                                                   ---------                   ----------                   ---------

Earnings before interest and taxes                    30,302                      (11,867)                     18,435

Interest expense, net                                  2,915                       (2,199)                        716
                                                   ---------                   ----------                   ---------

Earnings before income taxes                          27,387                       (9,668)                     17,719

Income tax provision                                   9,984                       (3,163)                      6,821
                                                   ---------                   ----------                   ---------

Net earnings                                       $  17,403                     $ (6,505)                  $ 10,898
                                                   =========                     =========                  =========

Earnings per share
Basic                                              $    1.40                                                   $ 0.87
                                                   =========                                                  =======
Diluted                                            $    1.39                                                   $ 0.87
                                                   =========                                                  =======

Average shares outstanding
Basic                                             12,455,927                                               12,455,927
                                                 ===========                                              ===========
Diluted                                           12,547,910                                               12,547,910
                                                 ===========                                              ===========




                     THE CHERRY CORPORATION AND SUBSIDIARIES
             PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
                       Fiscal Year Ended February 28, 1997
                    (Dollars in Thousands except Share Data)
                                   (Unaudited)



                                                 Cherry                      Pro-Forma                     Pro-Forma
                                               Corporation                  Adjustments (1)               Consolidated
                                               -----------                  ---------------               ------------

Net sales                                          $ 439,592                    $ (99,800)                  $ 339,792

Cost of products sold                                320,406                      (66,335)                    254,071
                                                   ---------                    ---------                   ---------

Gross profit                                         119,186                      (33,465)                     85,721

Engineering, distribution and
  administrative expenses                             93,387                      (22,956)                     70,431
                                                   ---------                    ---------                   ---------

Earnings from operations                              25,799                      (10,509)                     15,290

Other income (expense), net                            2,796                           -                        2,796
                                                   ---------                    ---------                   ---------

Earnings before interest and taxes                    28,595                      (10,509)                     18,086

Interest expense, net                                  3,787                       (2,629)                      1,158
                                                   ---------                    ---------                   ---------

Earnings before income taxes                          24,808                       (7,880)                     16,928

Income tax provision                                   8,894                       (2,705)                      6,189
                                                   ---------                    ---------                   ---------

Net earnings                                       $  15,914                     $ (5,175)                  $  10,739
                                                   =========                     ========                   =========

Earnings per share
Basic                                              $    1.29                                                   $ 0.87
                                                 ===========                                                   ======
Diluted                                            $    1.28                                                   $ 0.86
                                                 ===========                                                   ======

Average shares outstanding
Basic                                            12,366,471                                               12,366,471
                                                 ===========                                              ==========
Diluted                                          12,425,152                                               12,425,152
                                                 ===========                                              ===========


                             The Cherry Corporation
                                    Notes to
                 Pro Forma Condensed Consolidated Balance Sheet
                     For the Period Ended November 30, 1999
                                       and
             Pro Forma Condensed Consolidated Statements of Earnings
    For the Years Ended February 28, 1999, 1998 and 1997 and the Nine Months
                        Ended November 30, 1999 and 1998
                                  (Unaudited)


Balance Sheet

The proforma adjustments to the condensed consolidated balance sheet as of November 30, 1999 reflect the following:

1) Classification of the net assets of CSC as Net assets of discontinued operation

2)   The dispositon of the net assets of CSC.

3) The recognition of the estimated gain from the sale and related income taxes payable.

4) The use of proceeds to reduce domestic borrowings and reflect the cash remaining after debt is reduced but before the payment of income taxes.


Statement of Earnings

The proforma adjustments to the condensed consolidated statements of earnings reflect the following:

1)   The elimination of CSC operations from the historical results.

2) The reduction in interest expense for the periods presented resulting from the repayment of debt with the proceeds of the sale.

                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE CHERRY CORPORATION



                                        By:   /s/ Dan A. King
                                             ---------------------------------
                                                 Dan A. King
                                                 Vice President of Finance and
                                                 Administration, Treasurer and
                                                 Secretary

    Dated: April 3, 2000